EXHIBIT 10.52

Bond Number    1316091

DISTRICT OF COLUMBIA GOVERNMENT

DEPARTMENT OF EMPLOYMENT SERVICES

LABOR STANDARDS

OFFICE OF WORKERS’ COMPENSATION

INDEMNITY BOND GIVEN BY SELF INSURER UNDER THE

PROVISIONS OF THE DISTRICT OF COLUMBIA

WORKERS’ COMPENSATION ACT OF 1979

Know all Men by these Presents:

That Labor Ready Northeast, Inc. of 1016 S. 28th St., Tacoma, WA 98409 (hereinafter, the Principal), as Principal, and Great American Insurance Co. a corporation organized under the laws of the State of Ohio having its principal office at 580 Walnut Street, Cincinnati, OH 45202 (hereinafter, the Surety) as Surety, are held and firmly bound unto the District of Columbia Government for the use and benefit of the employees of the Principal, in the sum of ($450,000.00) Four Hundred Fifty Thousand dollars, for the payment of which, well and truly to be made, we bind ourselves jointly and severally, our joint and several heirs, executors and administrators, successors and assigns, firms, by these presents.

Whereas, in accordance with the provisions of the District of Columbia Workers’ Compensation Act of 1979, as amended, D.C. Code 1981, Section 36-334 (hereinafter the Act), the Principal has elected to pay compensation directly to its employees under the provisions of the Act, and likewise to pay and discharge all the obligations resting upon it under any and all of the provisions of the Act, so far as they relate to its employees

Now, therefore, if the said Principal shall fully perform all the duties in this regard imposed upon it by the Act, or any amendments thereto that may become effective during the life of this obligation, then this obligation shall be null and void, otherwise to remain in full force and effect, subject, however, to the following express conditions:

1.                             That the Office of Workers’ Compensation shall be, and hereby is, authorized to bring suit upon this obligation to proceed prompt payment of compensation and benefits under the provisions of the Act, it being the intention that said Office in its discretion shall determine when recourse to suit shall be necessary in order to secure prompt payment.

2.                             The liability of the Surety is limited to the payments provided in the District of Columbia’s Workers’ Compensation Act, for and on account of injury or death occurring to the employees of the Principal during the period beginning  April 1, 2001 and ending March 31, 2002.

In witness whereof, said Principal and said Surety have caused this instrument to be signed by their duly authorized officers and their corporate seals to be hereunto affixed  this 23rd day of April, 2001.

Attest:			Labor Ready Northeast, Inc.

	/s/ Steven Cooper	By	/s/ Ronald Junck

Attest:			Great American Insurance Co.

	/s/ Elizabeth Riegos	By	/s/ Michael J. Lahn
	Elizabeth Riegos		Michael J. Lahn, Attorney-in-Fact

CORPORATE SEAL

GREAT AMERICAN INSURANCE COMPANY®

580 WALNUT STREET • CINCINNATI, OHIO 45202 • 513-369-5000 • FAX 513-723-2740

The number of persons authorized by this power of attorney is not more than	No. 0 17135
ONE

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the GREAT AMERICAN INSURANCE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Ohio, does hereby nominate, constitute and appoint the person or persons named below its true and lawful attorney-in-fact, for it and in its name, place and stead to execute in behalf of the said Company, as surety, any and all bonds, undertakings and contracts of suretyship, or other written obligations in the nature thereof; provided that the liability of the said Company on any such bond, undertaking or contract of suretyship executed under this authority shall not exceed the limit stated below.

Name	Address	Limit of Power
MICHAEL J. LAHN	GLENDALE, CALIFORNIA	UNLIMITED

This Power of Attorney revokes all previous powers issued in behalf of the attorney(s)-in-fact named above.

IN WITNESS WHEREOF the GREAT AMERICAN INSURANCE COMPANY has caused these presents to be signed and attested by its appropriate officers and its corporate seal hereunto affixed this 23rd day of January, 2001

Attest	GREAT AMERICAN INSURANCE COMPANY

STATE OF OHIO, COUNTY OF HAMILTON - ss:

On this 23rd day of January, 2001, before me personally appeared DOUGLAS R. BOWEN, to me known, being duly sworn, deposes and says that he resided in Cincinnati, Ohio, that he is the Vice President of the Bond Division of Great American Insurance Company, the Company described in and which executed the above instrument; that he knows the seal; that it was so affixed by authority of his office under the By-Laws of said Company, and that he signed his name thereto by like authority.

This Power of Attorney is granted by authority of the following resolutions adopted by the Board of Directors of Great American Insurance Company by unanimous written consent dated March 1, 1993.

RESOLVED:  That the Division President, the several Division Vice Presidents and Assistant Vice Presidents, or any one of them, be and hereby is authorized, from time to time, to appoint one or more A ttorneys-In-Fact to execute on behalf of the Company, as surety, any and all bonds, undertakings and contracts of suretyship, or other written obligations in the nature thereof; to prescribe their respective duties and the respective limits of their authority, and to revoke any such appointment at any time.

RESOLVED FURTHER:  That the Company seal and the signature of any of the aforesaid officers and any Secretary or Assistant Secretary of the Company may be affixed by facsimile to any power of attorney or certificate of either given for the execution of any bond, undertaking, contract or suretyship, or other written obligation in the nature thereof, such signature and seal when so used being hereby adopted by the Company as the original signature of such officer and the original seal of the Company, to be valid and binding upon the Company with the same force and effect as though manually affixed.

CERTIFICATION

I, RONALD C. HAYES, Assistant Secretary of Great American Insurance Company, do hereby certify that the foregoing Power of Attorney and the Resolutions of the Board of Directors of March 1, 1993 have not been revoked and are now in full force and effect.

Signed and sealed this 23rd day of April, 2001